EXHIBIT 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Oncolytics Biotech Inc. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date here of (the “Report”), I, Doug Ball, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Doug Ball __________________________________
Doug Ball, CA
Chief Financial Officer
Principal Accounting and Financial Officer
May 22, 2008

A signed original of this written statement required by Section 906 has been provided to Oncolytics Biotech Inc. and will be retained by Oncolytics Biotech Inc. and furnished to the Securities and Exchange Commission or its staff upon request.